                                                                 EXHIBIT (m)(42)

                     AMENDMENT NO. 7 TO MASTER DISTRIBUTION
                    AND INDIVIDUAL SHAREHOLDER SERVICES PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                     B CLASS

     THIS  AMENDMENT NO. 7 TO MASTER  DISTRIBUTION  AND  INDIVIDUAL  SHAREHOLDER
SERVICES PLAN is made as of the 29th day of November,  2006 by each of the above named  corporations  (the "Issuers").  Capitalized  terms not otherwise  defined herein shall have the meaning  ascribed to them in the Master  Distribution  and
Individual Shareholder Services Plan.

                                    RECITALS

     WHEREAS,  the  Issuers  are parties to a certain  Master  Distribution  and
Individual  Shareholder  Services  Plan  dated  September  3,  2002 and  amended
February 27, 2004, September 30, 2004, November 17, 2004, May 1, 2005, September
29, 2005 and March 30, 2006(the "Plan"); and

     WHEREAS,  American Century Investment Trust has added two new series, Short
Duration Fund and Core Plus Fund (the "New ACIT Funds");

     WHEREAS, American Century Quantitative Equity Funds has added a new series,
International  Core Equity Fund (the "New ACQEF Fund" collectively with New ACIT
Funds, the "New Funds"); and

     WHEREAS,  the  parties  desire to amend the Plan for these  changes  and to adopt the Plan on behalf of the New Funds;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. American Century  Quantitative  Equity Funds,  Inc. and American Century
Investment  Trust hereby adopt the Plan, in accordance with Rule 12b-1 under the
1940 Act and on the terms and conditions contained in the Plan.

     2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

                                       1

     3. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Master  Distribution  and  Individual  Shareholder  Services  Plan,  as
amended by this Amendment No. 7.

     4. In the event of a conflict between the terms of this Amendment No. 7 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 7 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 7, the parties hereby confirm and ratify the Plan.

     5. This Amendment No. 7 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 7 as of the date first above written.

                                AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                AMERICAN CENTURY INVESTMENT TRUST
                                AMERICAN CENTURY MUNICIPAL TRUST
                                AMERICAN CENTURY MUTUAL FUNDS, INC.
                                AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                                AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                By:  /s/ Charles A. Etherington
                                     ---------------------------------------------
                                     Charles A. Etherington
                                     Vice President of each of the Issuers

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                                   SCHEDULE A

                         SERIES OFFERING B CLASS SHARES

SERIES                                                      DATE PLAN EFFECTIVE
------                                                      -------------------

American Century California Tax-Free and Municipal Funds
>>California High-Yield Municipal Fund                      September 3, 2002

American Century Investment Trust
>>Prime Money Market Fund                                   September 3, 2002
>>Diversified Bond Fund                                     September 3, 2002
>>High-Yield Fund                                           September 3, 2002
>>Inflation Protection Bond Fund                            May 1, 2005
>>Select Bond Fund                                          March 30, 2006
>>High-Yield Bond Fund                                      March 30, 2006
>>Core Plus Fund                                            November 29, 2006
>>Short Duration Fund                                       November 29, 2006

American Century Municipal Trust
>>High-Yield Municipal Fund                                 September 3, 2002
>> Arizona Municipal Bond Fund                              February 27, 2004
>>Florida Municipal Bond Fund                               February 27, 2004
>>Long-Term Tax-Free Fund                                   March 30, 2006

American Century Mutual Funds, Inc.
>>Select Fund                                               September 3, 2002
>>New Opportunities II Fund                                 September 3, 2002
>>Large Company Growth Fund                                 September 3, 2002
>>Capital Growth Fund                                       February 27, 2004
>>Fundamental Equity Fund                                   November 17, 2004
>>Small Cap Growth Fund                                     March 30, 2006
>>Mid Cap Growth Fund                                       March 30, 2006

American Century World Mutual Funds, Inc.
>>International Growth Fund                                 September 3, 2002
>>Global Growth Fund                                        September 29, 2005
>>International Value Fund                                  March 30, 2006

American Century Capital Portfolios, Inc.
>>Large Company Value Fund                                  September 3, 2002
>>Value Fund                                                September 3, 2002

American Century Strategic Asset Allocations, Inc.
>>Strategic Allocation: Aggressive Fund                     September 30, 2004
>>Strategic Allocation: Moderate Fund                       September 30, 2004
>>Strategic Allocation: Conservative Fund                   September 30, 2004

American Century Quantitative Equity Funds, Inc.
>>Long-Short Equity Fund                                    September 29, 2005
>>International Core Equity Fund                            Novemberr 29, 2006

By:    /s/ Charles A. Etherington
       -----------------------------------------------
Name:  Charles A. Etherington
Title: Vice President
Date:  November 29, 2006

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